UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

APPLE INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-10030	94-2404110
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Infinite Loop Cupertino, California (Address of Principal Executive Offices)	95014 (Zip Code)

(408) 996-1010

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (the “Company”) was held on February 23, 2011. At the Annual Meeting, the shareholders voted on the following six proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

	For	Authority Withheld Broker Non-Vote
William V. Campbell	567,613,937	8,115,733	178,309,247
Millard S. Drexler	568,443,093	7,286,577	178,309,247
Albert A. Gore, Jr.	569,870,576	5,859,094	178,309,247
Steven P. Jobs	570,939,406	4,790,264	178,309,247
Andrea Jung	563,237,044	12,492,626	178,309,247
Arthur D. Levinson	570,068,091	5,661,579	178,309,247
Ronald D. Sugar	574,417,007	1,312,663	178,309,247

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011, as described in the proxy materials. This proposal was approved.

For	Against	Abstained
750,715,722	1,965,874	1,357,321

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
564,545,821	9,516,759	1,667,313	178,309,024

Proposal 4

Proposal 4 was a management proposal to hold an advisory vote on the frequency of the advisory vote on executive compensation, as described in the proxy materials. “1 Year” was approved.

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
502,784,918	7,646,022	64,269,889	1,028,986	178,308,902

Based on these results, and consistent with the Company’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal 5

Proposal 5 was a shareholder proposal entitled “Amend the Company’s Corporate Governance Guidelines to Adopt and Disclose a Written CEO Succession Planning Policy,” as described in the proxy materials. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
172,259,195	400,056,649	3,414,021	178,309,052

Proposal 6

Proposal 6 was a shareholder proposal entitled “Adopt a Majority Voting Standard for Director Elections,” as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
422,451,638	151,538,447	1,737,910	178,310,922

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE INC.
(Registrant)

/s/ Bruce Sewell D. Bruce Sewell
By:
Date: February 24, 2011
Senior Vice President, General Counsel and Secretary